Exhibit 4.1

COMMON STOCK		COMMON STOCK
NUMBER	[LOGO TO APPEAR HERE]	SHARES
MB 001
	MANHATTAN BANCORP	CUSIP 562754 10 1
INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA		SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

PROOF

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

MANHATTAN BANCORP

Transferable on the books of the Corporation in person or by duty authorized attorney upon surrender of this Certification properly endorsed. This Certification is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duty authorized officers.

DATED:

Jeffrey M. Watson	Kyle Ransford

PRESIDENT AND CHIEF EXECUTIVE OFFICER	SECRETARY

MANHATTAN BANCORP

The following abbreviations, when used in the inscription on the face of this certification shall be construed as though they were written out in full according to applicable laws or regulation.

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right		under Uniform Gifts to Minors
of survivorship and not as
		tenants in common		Act
(State)
			UNIF TRF MIN ACT—		Custodian	(until age	)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

For Value received,	hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do(es) herby irrevocably constitute and appoint.
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X
X
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.